UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to Rule 14a-12

GrowLife, Inc.
(Name of Registrant as Specified in Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GrowLife, Inc.
c/o WCST Proxy Services
721 N. Vulcan Ave. Ste. 106
Encinitas, CA 92024

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

CONTROL NUMBER:
GrowLife, inc.
important notice regarding the availability of proxy materials for the annual meeting of stockholders
	Meeting Type:	Annual meeting of Stockholders
	For Holders as of:	SEPTEMBER 20, 2021
	Date:	november 5, 2021	Time: 12:00 P.M. local Time
	Location:	895 dove street, suite 300, newport beach, ca, 92660
---BEFORE YOU VOTE ---
HOW TO VIEW OR REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call 1-619-664-4780	FAX: Send this card to 760-452-4423	VIEW MATERIALS ONLINE VIA THE INTERNET: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/PROXY-PHOT/ and follow the on-screen instructions.	EMAIL: proxy@wcsti.com Include your Control ID in your email.

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before october 15, 2021.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.westcoaststocktransfer.com/proxy-phot/

---HOW TO VOTE---
	Vote By Internet	To vote by internet, go to https://www.westcoaststocktransfer.com/proxy-phot/ until 11:59 p.m. eastern time november 4, 2021 using the control number shown at the upper right corner of this notice.
	Vote In Person	If you choose to vote these shares in person at the meeting, you must requesting a paper copy of the materials which will include a voting instruction form.
	Vote By Mail	You can vote by mail by requesting a paper copy of the materials which will include a voting instruction form.

The purposes of this meeting are as follows:
1. To elect the three (3) directors nominated by our Board of Directors.
2. To adopt the Growlife, Inc. Second Amended and Restated 2017 Stock Incentive Plan.
3. To approve a reverse stock split of not less than 1 for 10, and not more than 1 for 150 to be determined in the discretion of our board of directors.
4. To amend the Company’s Certificate of Incorporation to increase the authorized common shares from 240,000,000 to 750,000,000 shares.
5. To ratify the appointment of BPM LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal years ended December 31, 2020.
6. To transact such other business that may properly come before the Annual Meeting and at and adjournments thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on september 20, 2021 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card